SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 20, 1999
       -----------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                      POINT WEST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                        0-27736                94-3165263
          ---------                       -------                -----------
 State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)          Identification Number)


     1700 Montgomery Street, Suite 250
     ----------------------------------
          San Francisco, California                            94111
                                                               -----
    (Address of principal executive offices)                 (Zip Code)


                                 (415) 394-9467
                                 ---------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.
-------  ----------------------------------------------

         (a) On September 20, 1999, Point West Capital Corporation ("Registrant") dismissed KPMG LLP as the Registrant's independent accountants. The decision to change independent accountants was made by the Registrant's Board of Directors, upon the recommendation thereof by the Audit Committee of the Registrant's Board of Directors. The reports of KPMG LLP on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and any subsequent interim period, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         The Registrant has delivered a copy of this Form 8-K Report to KPMG LLP, and KPMG LLP has provided the Registrant with a letter to the effect that it agrees with the statements made in Item 4(a) of this report. The Registrant has filed, as an exhibit to this Form 8-K Report, a copy of KPMG LLP's letter.

         (b) On September 24, 1999, the Registrant engaged the accounting firm of Ernst & Young LLP as the Registrant's independent public accountants. During the Registrant's two most recent fiscal years and any subsequent interim period, the Registrant did not consult Ernst & Young LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue or (3) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to that Item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
============================================================================

(c)   Exhibits

         16.1                  Letter from KPMG LLP dated September 24, 1999.

                                   SIGNATURES
                                   -----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      POINT WEST CAPITAL CORPORATION
                                      -------------------------------


                                        By:  /s/Alan B. Perper
                                       -------------------------
                                             President
Date: September 24, 1999

                                          EXHIBIT INDEX
                                          =============


============================= ================================================
          Exhibit
           Number                        Document Description
          ========                       ---------------------
            16.1              Letter from KPMG LLP dated September 24,
                              1999
============================= ================================================